Exhibit 99.1

Solbright Group, Inc. Announces Finalization of Formal Name Change to Iota Communications, Inc. and New Ticker Symbol IOTC

Stock Ticker Symbol Change Effective November 28, 2018

NEW HOPE, PA, Nov. 28, 2018-- Solbright Group, Inc. (OTC: SBRT), the first pure-play, fully-featured, dedicated Internet of Things (“IoT”) network operating and app platform company in the U.S., today announced the finalization of its formal name change to Iota

Communications, Inc. (“Iota” or the “Company”) as well as its ticker symbol change to IOTC, both of which will be market, effective immediately.

As previously disclosed, the holders of a majority of the shareholder votes of Solbright Group, Inc. adopted resolutions by written consent, in lieu of a meeting of stockholders, to amend the Certificate of Incorporation to change its name to Iota Communications, Inc. to better reflect the company’s expanded focus as an integrated IoT network connectivity and applications platform provider.

On November 26, 2018, Solbright Group, Inc. filed its Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware changing the name of the Company to Iota Communications, Inc., upon which the Company received notification from the Financial Industry Regulatory Authority (“FINRA”), that as of November 28, 2018 both the name change will be market-effective and the new symbol of the Company will be “IOTC”. Current shareholders are not required to take any action in relation to these changes.

“We are pleased to have completed our formal name and ticker symbol change as it marks a final step in the true integration of our recent merger,” said Barclay Knapp, Chairman and Chief Executive Officer of Iota. “Our new, nationally-available network system and app platform is allowing customers to improve their businesses and their everyday lives by interacting with information coming from their equipment, devices, and processes in ways they never could before. This month, as we complete our second fiscal quarter -- and our first quarter operating as the merged Iota -- we anticipate continued revenue growth and margin expansion as we further leverage the power of our technology and services.”

To learn more about Iota Communications, Inc. visit their website at https://www.iotacommunications.com.

About Iota Communications, Inc.:

Iota provides a nationally-available, wireless network and operating system (the “platform”) which has been purpose-built and optimized for Internet of Things applications. Iota’s is the only IoT-dedicated wireless platform in the US whose core network operates on FCC-licensed radio spectrum, and the only one which also connects all standard end devices transmitting on standard cellular, WiFi, Bluetooth, and Zigbee protocols. Iota operates an open-interface applications environment which hosts and distributes both Iota’s and third-party customer applications. Iota also offers important additional products and services which facilitate the adoption of our platform-based services. These include customer connectivity devices and other pass-through equipment for certain applications, FCC license application, procurement, and leasing services, and solar energy, LED lighting, and HVAC conversion and implementation services.

Forward-Looking Statements:

This press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated are: risks related to the acquisition and integration of the Iota assets, risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; uncertainties relating to preclinical and clinical testing; our dependence on third-party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for substantial additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Company contact:
Terrence M. DeFranco, President/CFO
Iota Communications, Inc.
TMDeFranco@iotacommunications.com